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                                    EXHIBIT A

                             JOINT FILING AGREEMENT


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                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of MannKind Corporation, and that this Agreement be included as an Exhibit to such joint filing. The Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 6th day of January, 2006.


                                       /s/ ALFRED E. MANN
                                       -----------------------------------------
                                       ALFRED E. MANN


                                       ALFRED E. MANN LIVING TRUST


                                       By: /s/ ALFRED E. MANN
                                          --------------------------------------
                                          Alfred E. Mann, Trustee

                                       BIOMED PARTNERS, LLC

                                       By:  Minimed Infusion, Inc., its managing
                                            member


                                            By: /s/ ALFRED E. MANN
                                               ---------------------------------
                                               Alfred E. Mann, President

                                       By:  Alfred E. Mann Living Trust, its
                                            managing member


                                            By: /s/ ALFRED E. MANN
                                               ---------------------------------
                                               Alfred E. Mann, Trustee


                                       MINIMED INFUSION, INC.


                                       By: /s/ ALFRED E. MANN
                                          --------------------------------------
                                          Alfred E. Mann, President